UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2026

KKR Private Equity Conglomerate LLC
(Exact name of registrant as specified in its charter)

Delaware	000-56540	88-4368033
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Hudson Yards, New York, NY		10001
(Address of principal executive offices)		(Zip Code)
(212) 750-8300
Registrant's telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.	None.	None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.    Unregistered Sales of Equity Securities

On August 3, 2026, KKR Private Equity Conglomerate LLC (the “Company”) sold the following unregistered shares (the “Investor Shares”) of the Company (with the final number of shares being determined on August 21, 2026) to investors for cash:

Class	Number of Shares Sold(1)	Aggregate Consideration(1)
Class I-Series 1 Shares	3,872,406	$139,014,356
Class U Shares	2,787,290	98,195,662
Class D Shares	332,251	11,826,340
Class S Shares	188,090	6,627,709
Total		$255,664,067

(1) Share and dollar amounts are rounded to the nearest whole number.

The offer and sale of the Investor Shares were exempt from the registration provisions of the Securities Act of 1933, as amended, by virtue of Section 4(a)(2), including Regulation D (for sales to accredited investors) and/or Regulation S (for sales to non-U.S. investors outside of the United States) thereunder.

Since inception on August 1, 2023, through the date of this filing, the Company has sold approximately $10,611 million of shares for cash as part of its continuous private offering.

Private Equity K-Series Platform
The Company acquires interests in portfolio companies alongside other KKR-managed vehicles organized outside of the United States that partially share similar objectives, structures and strategies with the Company (the Company and such other KKR-managed vehicles, collectively, the “Private Equity K-Series Platform”). On August 3, 2026, the Private Equity K-Series Platform sold interests for total cash consideration of approximately $380 million. As of the date of this filing, the Private Equity K-Series Platform has sold interests for total cash consideration of approximately $18,083 million since inception. The amounts disclosed herein do not take into account any share repurchases by the Company or such KKR-managed vehicles or shares issued pursuant to any distribution reinvestment plan.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR PRIVATE EQUITY CONGLOMERATE LLC

/s/ Sung Bum Cho
Date: August 27, 2026	Name: Sung Bum Cho
Title: General Counsel & Secretary
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